UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2023

Midwest Holding Inc.

(Exact name of Registrant as Specified in Its Charter)

delaware	001-39812	020-0362426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2900 South 70th Street, Suite 400

Lincoln, Nebraska 68506

(Address of principal executive offices) (Zip Code)

(402) 817-5701

(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting Common Stock, $0.001 par value	MDWT	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 26, 2023, Midwest Holding Inc., a Delaware corporation (the “Company” or “Midwest”), held a special meeting (the “Special Meeting”) of stockholders via live webcast to consider certain proposals related to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 30, 2023, by and among the Company, Midas Parent, LP, a Delaware limited partnership (“Parent”) and an affiliate of Antarctica Capital, LLC, an international investment firm (“Antarctica”), and Midas Merger Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Parent (the “Merger”).

As of May 31, 2023, the record date of the Special Meeting (the “Record Date”), there were a total of 3,728,601 shares of common stock, par value $0.001 per share, of the Company (“Common Stock”) outstanding and entitled to vote at the Special Meeting. At the Special Meeting, 2,583,045 shares of Common Stock were represented virtually or by proxy; therefore, a quorum was present.

Set forth below are the matters acted upon by the Company’s stockholders at the Special Meeting, each of which was approved, as well as the final voting results of each such matter.

1.	The proposal to adopt the Merger Agreement (the “Merger Agreement Proposal”):

Votes For	Votes Against	Votes Abstained
2,575,675	641	6,729

Approval of the Merger Agreement Proposal required the affirmative vote of the holders of a majority of the shares of Common Stock that were issued and outstanding as of the close of business on the Record Date.

2.	The proposal to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to Midwest’s named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated by the Merger Agreement (the “Compensation Proposal”):

Votes For	Votes Against	Votes Abstained
2,505,387	10,284	67,374

Approval of the Compensation Proposal required the affirmative vote of a majority of the votes properly cast for and against the Compensation Proposal.

3.	The proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, including to solicit additional proxies to approve the Merger Agreement Proposal if there are insufficient votes to approve the Merger Agreement Proposal at the time of the Special Meeting (the “Adjournment Proposal”):

Votes For	Votes Against	Votes Abstained
2,554,130	22,173	6,742

The Adjournment Proposal was deemed not necessary because there were sufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal.

Item 8.01 Other Events.

On July 26, 2023, the Company issued a press release announcing the voting results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated July 26, 2023.
104	Cover Page Interactive Data File (formatted as inline XBRL).

Cautionary Statement Regarding Forward-Looking Statements

This communication and any documents referred to in this communication contain certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed acquisition of the Company by an affiliate of Antarctica, including, but not limited to, statements regarding the anticipated timing of the closing of the proposed transaction. These forward-looking statements generally are identified by the words “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “intend,” “target,” “contemplate,” “project,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including approval of the proposed transaction by the stockholders of the Company and the receipt of necessary regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results, and business generally, including the termination of any business contracts, (v) risks that the proposed transaction disrupts current plans and operations of the Company and potential difficulties in hiring and retaining key personnel as a result of the proposed transaction, (vi) risks related to diverting management’s attention from the Company’s ongoing business operations, (vii) risks that any announcements related to the proposed transaction could have adverse effects on the Company’s stock price, credit ratings or operating results, (viii) the outcome of any legal proceedings that may be instituted related to the Merger Agreement or the proposed transaction and (ix) the significant transactions costs that the parties will incur in connection with the proposed transaction. The risks and uncertainties may be amplified by economic, market, business or geopolitical conditions or competition, or changes in such conditions, negatively affecting the Company’s business, operations and financial performance. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the Company’s business as described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation to, and does not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2023	MIDWEST HOLDING INC.

	By:	/s/ Georgette C. Nicholas
Name: Georgette C. Nicholas
Title: Chief Executive Officer